UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2008

FULLNET COMMUNICATIONS, INC.
 (Exact name of registrant as specified in its charter)

Oklahoma	000-27031	73-1473361
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Robert S. Kerr Avenue, Suite 210 Oklahoma City, Oklahoma	73102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 236-8200

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Effective August 1, 2008, the practice of Murrell, Hall, McIntosh & Co. PLLP (“MHM”) FullNet Communications, Inc.’s (“FullNet”) independent registered public accounting firm, was acquired by Eide Bailly in a transaction pursuant to which MHM merged it operations into Eide Bailly. On August 1, 2008, and concurrently with the resignation of MHM, the Company, through and with the Audit Committee of the Company’s Board of Directors, engaged Eide Bailly as its independent registered public accounting firm.

Prior to engaging Eide Bailly, the Company did not consult with Eide Bailly regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by Eide Bailly on the Company’s financial statements, and Eide Bailly did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

The reports of MHM on FullNet’s financial statements for the past two years ended December 31, 2007 and subsequent interim periods contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principle. The reports of MHM on FullNet’s financial statements for the past two years ended December 31, 2007 did however contain explanatory paragraphs describing an uncertainty about FullNet’s ability to continue as a going concern.

At no time did FullNet have any disagreements with MHM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MHM would have caused them to make reference thereto in their report on the financial statements for such year.

During the fiscal year ended December 31, 2007 and all subsequent interim periods and to August 1, 2008, the date of dismissal, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

FullNet delivered a copy of this Form 8-K report to MHM on August 1, 2008, and requested that MHM furnish it with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not MHM agrees with the above statements. Attached hereto as Exhibit 16 is a copy of the letter of MHM to the SEC dated August 4, 2008.

During the fiscal year ended December 31, 2007 and to August 1, 2008, FullNet has not consulted with Eide Bailly on any items concerning the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on FullNet’s financial statements, or the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-K Item 304(a)(2)).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 16	Letter from Murrell, Hall, McIntosh & Co. PLLP to the Securities and Exchange Commission dated August 4, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FULLNET COMMUNICATIONS, INC.

By: /s/ Timothy J. Kilkenny
Timothy J. Kilkenny
Chief Executive Officer

Dated: August 5, 2008

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 16	Letter from Murrell, Hall, McIntosh & Co. PLLP to the Securities and Exchange Commission dated August 4, 2008.

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